UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 22, 2024

CHIMERA INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-33796

Maryland	26-0630461
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

630 Fifth Avenue, Ste 2400 New York, New York	10111
(Address of principal executive offices)	(Zip Code)

(888) 895-6557

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 22, 2024, Chimera Investment Corporation (the “Company”) completed the issuance and sale of $65 million aggregate principal amount of its 9.000% Senior Notes due 2029 (the “Notes”), in a public offering pursuant to the Company’s registration statement on Form S-3 (File No. 333-261462) (the “Registration Statement”) and a related prospectus, as supplemented by a prospectus supplement dated May 15, 2024, filed with the Securities Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Underwriting Agreement filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on May 16, 2024, the Company has also granted the Underwriters (as named in the Underwriting Agreement) a 30-day option to purchase up to an additional $9.75 million aggregate principal amount of the Notes to cover over-allotments, if any.

The Notes were issued at 100% of the principal amount, bear interest at a rate equal to 9.000% per year, payable in cash quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning on August 15, 2024, and are expected to mature May 15, 2029 (the “Maturity Date”), unless earlier redeemed. The Company may redeem the Notes in whole or in part at any time or from time to time at the Company’s option on or after May 15, 2026, upon not less than 30 days written notice to holders prior to the redemption date, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, as described in greater detail in the Indenture (as defined below).

The Notes were issued under the indenture, dated April 13, 2020 (the “Base Indenture”), as supplemented by the second supplemental indenture, dated May 22, 2024 (the “Second Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), by and between the Company and Wilmington Trust, National Association, as trustee. The Notes will be the Company’s senior unsecured obligations and will rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Notes, equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated, effectively junior to any existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally junior to all existing and future indebtedness and any preferred equity of the Company’s subsidiaries as well as to any of the Company’s existing or future indebtedness that may be guaranteed by any of the Company’s subsidiaries (to the extent of any such guarantee).

The Indenture contains customary events of default. If there is an event of default under the Notes, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any), may be declared immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company.

The net proceeds to the Company from the sale of the Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, are approximately $62.5 million ($71.9 million if the Underwriter’s over-allotment option is exercised in full). The Company intends to use the net proceeds from this offering to finance the acquisition of mortgage assets including residential mortgage loans, non-Agency RMBS, Agency RMBS, Agency CMBS and other targeted assets, and for other general corporate purposes such as repayment of outstanding indebtedness or to pay down other liabilities, working capital and for liquidity needs.

Copies of the Base Indenture, the Second Supplemental Indenture and the form of the Notes are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Base Indenture, the Second Supplemental Indenture and the form of the Notes. In connection with the registration of the Notes under the Securities Act, the legal opinions of Venable LLP and Hunton Andrews Kurth LLP relating to the legality of the Notes are attached as Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit

4.1	Indenture, dated April 13, 2020, between the Company and Wilmington Trust, National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated April 13, 2020).

4.2	Second Supplemental Indenture, dated May 22, 2024, between the Company and Wilmington Trust, National Association, as Trustee (incorporated herein by reference to Exhibit 4.8 to the Company’s Registration Statement on Form 8-A, dated May 22, 2024).

4.3	Form of 9.000% Senior Notes Due 2029 of the Company (attached as Exhibit A to the Second Supplemental Indenture, incorporated herein by reference to Exhibit 4.9 to the Company’s Registration Statement on Form 8-A, dated May 22, 2024).

5.1*	Opinion of Venable LLP regarding the legality of the Notes.

5.2*	Opinion of Hunton Andrews Kurth LLP regarding the legality of the Notes.

23.1*	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2*	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIMERA INVESTMENT CORPORATION (REGISTRANT)
Date: May 22, 2024

	By:	/s/ Miyun Sung
	Name:	Miyun Sung
	Title:	Chief Legal Officer and Secretary